Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as acting chief financial officer of GigOptix, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1. The Company’s Quarterly Report on Form 10-Q for the three months ended October 4, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Company’s Quarterly Report on Form 10-Q for the three months ended October 4, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This certification has not been and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: November 18, 2009	/s/ DAWN CASTERSON
Dawn Casterson
Acting Chief Financial Officer